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                                                                    EXHIBIT 10.2
                                THE GEON COMPANY
                           1995 INCENTIVE STOCK PLAN
                (as amended and restated as of November 4, 1998)

         1. Purpose. The Geon Company 1995 Incentive Stock Plan (the "Plan") is designed to foster and promote the long-term growth and performance of the Company by enhancing the Company's ability to attract and retain qualified Directors and key employees and motivating Directors and key employees through stock ownership and performance-based incentives. To achieve this purpose, this Plan provides authority for the grant of Stock Options, Director Options, Restricted Stock, Stock Equivalent Units, Stock Appreciation Rights, Performance-Based Stock Awards, and other stock and performance-based incentives.

         2. Definitions.

                  (a) "Affiliate" - This term has the meaning given to it in Rule 12b-2 under the Exchange Act.

                  (b) "Award" - The grant of Stock Options, Director Options, Restricted Stock, Stock Equivalent Units, Stock Appreciation Rights, Performance-Based Stock Awards, and other stock and performance-based incentives under this Plan.

                  (c) "Award Agreement" - Any agreement between the Company and a Participant that sets forth terms, conditions, and restrictions applicable to an Award.

                  (d) "Board of Directors " - The Board of Directors of the Company,

                  (e) "Change of Control" - A "Change of Control" means:


                           (i) The acquisition by any individual, entity or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company where such acquisition causes such Person to own 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not be deemed to result in a Change of
                  Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) below; provided, further, that if any Person's beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds 20% as a result of a transaction


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                  described in clause (i) or (ii) above, and such Person
                  subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Company Voting Securities; and provided, further, that if at least a majority of the members of the Incumbent Board determines in good faith that a Person has acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the Outstanding Company Voting Securities inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) less than 20% of the Outstanding Company Voting Securities, then no Change of Control shall have occurred as a result of such Person's acquisition; or

                           (ii) individuals who, as of November 6, 1996,
                  constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to November 6, 1996 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) The approval by the shareholders of the Company
                  of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Business Combination pursuant to which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting
                  Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the



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                  Outstanding Company Voting Securities, (ii) no Person
                  (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (iv) approval by the shareholders of the Company of a
                  complete liquidation or dissolution of the Company.

                  (f) "Change of Control Price" - the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change of Control or (ii) if the Change of Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Common Stock paid in such tender or exchange offer or Business Combination; provided, however, that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change of Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

                  (g) "Code" - The Internal Revenue Code of 1986, or any law that supersedes or replaces it, as amended from time to time.

                  (h) "Committee" - The Compensation Committee of the Board of Directors, or any other committee of the Board of Directors that the Board of Directors authorizes to administer this Plan. The Committee will be constituted in a manner that satisfies all applicable legal requirements, including satisfying the disinterested administration standard set forth in Rule 16b-3 and the outside director requirement under Section 162(m).

                  (i) "Common Stock" or "stock" - Common Stock, $.10 par value, of the Company, including authorized and unissued shares and treasury shares.

                  (j) "Company" - The Geon Company, a Delaware corporation, and its direct and indirect subsidiaries.



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                  (k) "Continuing Director" - A Director following a Change of
Control who was a Director prior to such Change of Control or who was recommended or elected to succeed a Continuing Director by a majority of the Continuing Directors then in office.

                  (l) "Director" - A director of the Company.

                  (m) "Director Option" - A right to purchase Common Stock granted to a Director pursuant to Section 7.

                  (n) "Exchange Act" - The Securities Exchange Act of 1934, as amended, or any law that supersedes or replaces it, as the same may be amended from time to time.

                  (o) "Fair Market Value" of Common Stock - The Fair Market Value of a share of Common Stock on any particular date means the mean of the high and low prices of the Common Stock on the relevant date or, if no sale was made on such date, then on the next preceding day on which such a sale was made
(a) if the Common Stock is listed on the New York Stock Exchange, as reported on the New York Stock Exchange Composite Transactions listing (or similar report), or (b) if the Common Stock is listed on the NASDAQ National Market System, then as reported on such system, or (c) if not listed on either the New York Stock Exchange or the NASDAQ National Market System, as determined by the Board or Committee.

                  (p) "Incentive Stock Option" - A Stock Option that meets the requirements of Section 422 of the Code.

                  (q) "Non-Employee Director" - A Director who is not an employee of the Company.

                  (r) "Notice of Award" - Any notice by the Committee to a Participant that advises the Participant of the grant of an Award or sets forth terms, conditions, and restrictions applicable to an Award.

                  (s) "Participant" - Any person to whom an Award has been granted under this Plan.

                  (t) "Performance-Based Stock Award" - A Stock Award granted to a Participant pursuant to Section 8.

                  (u) "Restricted Stock" - An Award of Common Stock subject to restrictions or risk of forfeiture.

                  (v) "Rule 16b-3" - Rule 16b-3 under the Exchange Act as the same may be amended, modified, superseded or replaced from time to time.




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                  (w) "Section 162(m) " - Section 162(m) of the Code, together with the regulations promulgated by the Internal Revenue Service thereunder, as the same may be amended, modified, superseded or replaced from time to time.

                  (x) "Stock Appreciation Right" - This tern has the meaning given to it in Section 6(b)(ii).

                  (y) "Stock Award" - This term has the meaning given to it in
Section 6(b)(iii).

                  (z) "Stock Equivalent Unit" - An Award that is valued by reference to the value of Common Stock.

                  (aa) "Stock Option" - This term has the meaning given to it in Section 6(b)(iv).

         3. Eligibility. All key employees of the Company and its Affiliates, including officers whether or not Directors, are eligible for the grant of Awards (other than Director Options). The selection of key employees to receive Awards (other than Director Options) will be within the discretion of the Committee. More than one Award may be granted to the same key employee.

                  All Non-Employee Directors are eligible for the grant of Director Options, as provided in Section 7. Non-Employee Directors are not, however, eligible for the grant of any Awards other than Director Options.

         4. Common Stock Available for Awards; Adjustment.

                  (a) Number of Shares of Common Stock. Subject to adjustment as provided for in Section 4(d), the aggregate number of shares of Common Stock that may be subject to Awards granted under this Plan shall be 2,500,000 shares of Common Stock. The assumption of awards granted by an organization acquired by the Company, or the grant of Awards under this Plan in substitution for any such awards, will not reduce the number of shares of Common Stock available for the grant of Awards under this Plan.

                  Common Stock Subject to an Award that expires or is forfeited, terminated, or canceled will again be available for grant under this Plan, without reducing the number of shares of Common Stock available for grant of Awards under this Plan, except to the extent that the availability of those shares of Common Stock would cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3. Notwithstanding the foregoing, Common Stock subject to awards of Stock Options and Stock Appreciation Rights to Participants who are employees which expire or are forfeited, terminated, or canceled in the same year such Award is granted will, upon such expiration or forfeiture, termination, or cancellation, continue to be counted against the maximum number of shares with respect to which Options and




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Stock Appreciation Rights may be granted under this Plan in such year to such
Participants holding the expired or forfeited, terminated or canceled Stock Options or Stock Appreciation Rights.

                  (b) Limitations on Certain Awards. (i) The aggregate number of shares of Common Stock that may be issued upon exercise of Incentive Stock Options is 2,000,000.

                           (ii) The maximum number of shares with respect to
                  which Options (including Incentive Stock Options) and Stock Appreciation Rights may be granted under this Plan in any one fiscal year is (A) 100,000 as to any individual Participant who is an employee (other than the Chief Executive Officer or the Chief Operating Officer of the Company) and (B) 205,000 as to any individual Participant who is the Chief Executive Officer or the Chief Operating Officer of the Company.

                           (iii) The aggregate number of shares of Restricted
                  Stock (other than Restricted Stock which is a Performance-Based Stock Award) that may be awarded under this Plan is 2,000,000.

                  (c) No Fractional Shares. No fractional shares will be issued, and the Committee will determine the manner in which the value of fractional shares will be treated.

                  (d) Adjustment. In the event of any change in the number of shares of Common Stock by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, or in the event of a stock dividend, stock split, or distribution to stockholders (other than normal cash dividends), the Committee will adjust the number and class of shares that may be issued under this Plan, the number and class of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the shares of Common Stock and other value determinations applicable to outstanding Awards.




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         5. Administration.

                  (a) Committee. This Plan will be administered by the Committee. The Committee will, subject to the terms of this Plan, have the authority to: (i) select the eligible employees who will receive Awards, (ii) grant Awards (other than Director Options), (iii) determine the number and types of Awards to be granted to employees, (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards (other than Director Options), (v) adopt, alter, and repeal administrative rules and practices governing this Plan, (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, (vii) prescribe the forms of any Notices of Award, Award Agreements, or other instruments relating to Awards, and (viii) otherwise supervise the administration of this Plan. Except as provided in the immediately following sentence, all decisions by the Committee will be made with the approval of not less than a majority of its members. In furtherance and not in limitation of the authority granted in clause (vi) of this paragraph, any interpretation by a majority of the Incumbent Directors then serving or the Committee as to whether a sale or other disposition of assets by the Company or an acquisition of assets of another corporation constitutes a "sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation" for purposes of clause (iii) of the definition of "Change of Control" in Section 2(e) hereof shall be final and binding for all purposes of this Plan and any Awards hereunder, notwithstanding that the transaction in question was, or is contemplated to be, submitted to stockholders of the Company for their approval and notwithstanding such approval.

                  (b) Delegation. The Committee may delegate any of its authority to any other person or persons that it deems appropriate, provided the delegation does not cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3 under the Exchange Act.

                  (c) Decisions Final. All decisions by the Committee, and by any other person or persons to whom the Committee has delegated authority, will be final and binding on all persons.






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         6. Awards.

                  (a) Grant of Awards. The Committee will determine the type or types of Awards to be granted to each Participant and will set forth in the related Notice of Award or Award Agreement the terms, conditions, vesting periods, and restrictions applicable to each Award. Awards may be granted singly or in combination or tandem with other Awards, except to the extent that any grants in combination or tandem would impair the exemption for performance based compensation provided for under Section 162(m). Awards may also be granted in replacement of, or in substitution for, other awards granted by the Company, whether or not granted under this Plan, except that, with respect to Performance-Based Stock Awards, the new Award must also be wholly contingent on the attainment of performance goals established by the Committee; without limiting the foregoing, if a Participant pays all or part of the exercise price or taxes associated with an Award by the transfer of Common Stock or the surrender of all or part of an Award (including the Award being exercised), the Committee may, in its discretion, grant a new Award (which, in the case of Awards intended to replace Performance-Based Stock Awards, must also be wholly contingent on the attainment of performance goals established by the Committee) to replace the shares of Common Stock that were transferred or the Award that was surrendered. The Company may assume awards granted by an organization acquired by the Company or may grant Awards in replacement of, or in substitution for, any such awards.

                  (b) Types of Awards. Awards may include, but are not limited to, the following:

                           (i) Director Option - A right to purchase Common
                  Stock granted to a Director pursuant to Section 7.

                           (ii) Stock Appreciation Right - A right to receive a
                  payment, in cash or Common Shares, equal to the excess of (A) the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over (B) the Fair Market Value on the date the right is granted. The right may be conditioned upon the occurrence of certain events, such as a Change of Control of the Company, or may be unconditional, as determined by the Committee.

                           (iii) Stock Award - An Award that is made in Common
                  Stock, Restricted Stock, or Stock Equivalent Units or that is otherwise based on, or valued in whole or in part by reference to, the Common Shares, including Performance-Based Stock Awards. All or any part of any Stock Award may be subject to such conditions, restrictions, and risks of forfeiture, as and to the extent established by the Committee and, with respect to Performance-Based Stock Awards, such conditions and restrictions as may be required under Section 162(m), so that the Performance-Based Stock Awards constitute performance-based compensation thereunder. Stock Awards may be based on the Fair Market Value of the Common Stock, or on other specified values or methods of valuation, as determined by the Committee.



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                           (iv) Stock Option - A right to purchase a specified
                  number of shares of Common Stock; during a specified period, and at a specified exercise price, all as determined by the Committee. A Stock Option may be an Incentive Stock Option or a Stock Option that does not qualify as an Incentive Stock Option (a "non-qualified Stock Option"). In addition to the terms, conditions, vesting periods, and restrictions established by the Committee, Incentive Stock Options must comply with the requirements of Section 422 of the Code. The exercise price of a Stock Option, including a non-qualified Stock Option, may be no less than the Fair Market Value of the Common Shares on the date the Stock Option is granted.

                           (v) Performance-Based Stock Awards - A Stock Award
                  granted to a Participant pursuant to Section 8.

         7. Director Options.

                  (a) Grant of Director Options; Number of Shares of Common Stock. Upon approval of this Plan at the 1995 Annual Meeting of Stockholders, each Non-Employee Director of the Company will receive a Director Option for 5,000 shares of Common Stock on the date of such meeting. Each Non-Employee Director who first becomes a Director at any time thereafter, will receive a Director Option for 5,000 shares of Common Stock on the date that he or she is first elected or appointed as a Non-Employee Director. Each Director who ceases to be an employee of the Company during his or her term in office will receive a Director Option on the date that he or she is first elected as a Director after ceasing to be an employee. Each Non-Employee Director who receives a Director Option under this Plan and continues in office will receive an additional Director Option for 1,000 shares of Common Stock annually on each anniversary date of the date on which the previous Director Option was received. No action by the Committee will be required to effect the grant of these Director Options. Notwithstanding the provisions of Section 14, the number of shares of Common Stock to which the annual Director Options relates may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, as amended, or the rules thereunder.

                  (b) Exercise Price. The purchase price of the Common Stock subject to each Director Option will be the Fair Market Value of the Common Shares at the date of grant.

                  (c) Date Director Options Become Exercisable. Each Director Option will become exercisable one year after the date of grant or upon the earlier occurrence of a Change of Control.

                  (d) Expiration Date. Unless terminated earlier pursuant to the next sentence, each Director Option will terminate, and the right of the holder to purchase Common Stock upon exercise of the Director Option will expire, at the close of business on the tenth anniversary date


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of the date of grant. Each Director Option will terminate, and the right of the holder to purchase Common Stock upon exercise of the Director Option will expire, upon the completion of a transaction of the type identified in Sections 2(e) (3) and (4), but only if provision satisfactory to the Committee is made for the payment to the holder of the Director Option of the excess of (i) the Fair Market Value of the Common Stock subject to the Director Option immediately prior to the completion of the transaction over (ii) the exercise price.

                  (e) Not Incentive Stock Options. None of the Director Options will be Incentive Stock Options.

                  (f) Continuous Service as a Director. No Director Option may be exercised unless the Non-Employee Director to whom the Director Option was granted has continued to be a Non-Employee Director from the time of grant through the time of exercise, except as provided in this Section 7(f).

                           (i) If the service in office of a Non-Employee
                  Director is terminated due to the death of the Non-Employee Director, the Non-Employee Director's estate, executor, administrator, personal representative, or beneficiary will have the right to exercise the Director Option in whole or in part prior to the earlier of (i) 12 months after the date of the holder's death and (ii) the expiration of the Director Option.

                           (ii) If a Non-Employee Director ceases to be a
                  Non-Employee Director by reason of his employment by the Company, the Director Option granted to that Non-Employee Director will be treated the same as Stock Options held by employees and will continue to be exercisable prior to the expiration of the Director Option, subject to the limitations on exercise following termination of employment established by the Committee pursuant to Section 12.

                           (iii) If the service in office of a Non-Employee
                  Director is terminated for any reason other than those set forth in Sections 7(f)(i) and 7(f)(ii), the holder of the Director Option may exercise the Director Option in whole or in part only with the consent of the Committee. In any such event, the consent of the Committee must be obtained and the Director Option exercised prior to the earlier of (i) three months after the date of the termination of service in office of a Non-Employee Director and (ii) the expiration of the Director Option.


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         8. Performance-Based Stock Awards.

                  (a) Performance-Based Stock Awards. The Committee may, in its discretion, grant Stock Awards valued by reference to shares of Common Stock that are wholly contingent on the attainment of performance goals established by the Committee from time to time. The performance goals will relate to one or more of the following performance measures, as determined by the Committee for each applicable performance period: (i) return to stockholders, (ii) cash flow,
(iii) return on equity, (iv) Company created income (for example, income due to Company initiated cost reductions or productivity improvements), (v) sales growth, (vi) earnings and earnings growth, (vii) return on assets, (viii) stock price, (ix) earnings per share, (x) market share, (xi) customer satisfaction, and (xii) safety and/or environmental performance. Any such performance goals and the applicable performance measures will be determined by the Committee at the time of grant and reflected in a written award agreement. The number or value of Performance-Based Stock Awards that will be paid out to any Participant at the end of the applicable performance period, which may be one year or longer as determined by the Committee, will depend on the extent to which the Company attains the established performance goals.

                  (b) Maximum Amount of Performance-Based Stock Awards. No participant who is an employee may be awarded Performance-Based Stock Awards in any one fiscal year in excess of an aggregate of 50,000 shares of Common Stock. The maximum dollar value, based on the Fair Market Value of the number of shares of Common Stock awarded, of any Performance-Based Stock Award to any Participant who is an employee shall not exceed $1,200,000 in any one fiscal year.

         9. Deferral of Payment.

                  With the approval of the Committee, the delivery of the Common Stock, cash, or any combination thereof subject to an Award (other than Director Options) may be deferred, either in the form of installments or a single future delivery. The Committee may also permit selected Participants to defer the payment of some or all of their Awards, as well as other compensation, in accordance with procedures established by the Committee to assure that the recognition of taxable income is deferred under the Code. Deferred amounts may, to the extent permitted by the Committee, be credited as cash or Stock Equivalent Units. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents on Stock Equivalent Units.

         10. Payment of Exercise Price. The exercise price of a Stock Option, Director Option, and any Stock Award for which the Committee has established an exercise price may be paid in cash, by the transfer of Common Stock, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods, as and to the extent permitted by the Committee. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan.




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                  In the event shares of Restricted Stock are used to pay the exercise price of a Stock Award, a number of the shares of Common Stock issued upon the exercise of the Award equal to the number of shares of Restricted Stock used to pay the exercise price will be subject to the same restrictions as the Restricted Stock.

         11. Taxes Associated with Award. Prior to the payment of an Award, the Company may withhold, or require a Participant to remit to the Company, an amount sufficient to pay any Federal, state, and local taxes associated with the Award. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all taxes associated with the Award in cash, by the transfer of Common Stock, by the surrender of all or part of an Award (including the Award being exercised), including Performance-Based Stock Awards, or by a combination of these methods. The Committee may permit a Participant to pay any or all taxes associated with an Incentive Stock Option in cash, by the transfer of Common Stock, or by a combination of these methods.

         12. Termination of Employment. Subject to Section 13, if the employment of a Participant terminates for any reason, all unexercised, deferred, and unpaid Awards may be exercisable or paid only in accordance with rules established by the Committee. Subject to the foregoing exception, these rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Awards.

         13. Change of Control. In the event of a Change of Control of the Company, unless and to the extent otherwise determined by the Board of Directors, (i) all Stock Appreciation Rights and Stock Options then outstanding will become fully exercisable as of the date of the Change of Control and (ii) all restrictions and conditions applicable to Restricted Stock and other Stock Awards, including Performance-Based Stock Awards, will be deemed to have been satisfied as of the date of the Change of Control. Any such determination by the Board of Directors that is made after the occurrence of a Change of Control will not be effective unless a majority of the Directors then in office are Continuing Directors and the determination is approved by a majority of the Continuing Directors.

                  Notwithstanding any other provision of this Plan, during the 60-day period from and after a Change of Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change of Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section shall have been exercised.



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         14. Amendment, Suspension, or Termination of this Plan; Amendment of
Outstanding Awards.

                  (a) Amendment, Suspension, or Termination of this Plan. The Board of Directors may amend, suspend, or terminate this Plan at any time. Stockholder approval for any such amendment will be required only to the extent necessary to preserve the exemption provided by Rule 16b-3 for this Plan and Awards granted under this Plan.





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                  (b) Amendment of Outstanding Awards. The Committee may, in
its discretion, amend the terms of any Award (other than a Director Option), including, waiving, in whole or in part, any restrictions or conditions applicable to, or accelerating the vesting of, any Award, prospectively or retroactively, but no such amendment may impair the rights of any Participant without his or her consent or cause Awards intended to qualify as performance based compensation under Section 162(m) to fail to so qualify.

         15. Awards to Foreign Nationals and Employees Outside the United States. To the extent that the Committee deems appropriate to comply with foreign law or practice and to further the purpose of this Plan, the Committee may, without amending this Plan, (i) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

         16. Nonassignability. Unless otherwise determined by the Committee, (i) no Award granted under this Plan may be transferred or assigned by the Participant to whom it is granted other than by will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order and (ii) an Award granted under this Plan may be exercised, during the Participant's lifetime, only by the Participant or by the Participant's guardian or legal representative; except that, no Incentive Stock Option may be transferred or assigned pursuant to a qualified domestic relations order or exercised, during the Participant's lifetime, by the Participant's guardian or legal representative.

         17. Governing Law. The interpretation, validity, and enforcement of this Plan will, to the extent not governed by the Code or the securities laws of the United States, be governed by the laws of the State of Ohio.

         18. Rights of Employees. Nothing in this Plan will confer upon any Participant the right to continued employment by the Company or limit in any way the Company's right to terminate any Participant's employment at will.

         19. Effective and Termination Dates.

                  (a) Effective Date. This Plan will become effective on the date it is approved by the stockholders.

                  (b) Termination Date. This Plan will continue in effect until terminated by the Board of Directors.






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